NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
NET LOSS PER SHARE
Schedule Of Net Loss Per Share
	Years ended December 31,
	2021	2020

Net loss attributable to common shareholders	$(287,763)	$(4,148,947)

Weighted average common shares outstanding – Basic and diluted	219,614,098	165,747,163

Net loss per share – Basic and diluted	$(0.00)	$(0.03)